Exhibit 10.1

TWELFTH AMENDMENT TO CREDIT AGREEMENT

This TWELFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 26th day of April, 2005 by and among CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY, KBD/TECHNIC, INC. and CECO ABATEMENT SYSTEMS, INC. (the “Borrowers”), and FIFTH THIRD BANK (“Fifth Third”), individually and as agent (in such capacity, the “Agent”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”) individually, and JPMORGAN CHASE BANK, N.A. (“JPMC”), individually, successor by merger to Bank One, NA, Main Office Columbus (“Bank One”) (PNC, Fifth Third and Bank One or JPMC, and their respective predecessors, successors and assigns, collectively, the “Banks”).

BACKGROUND

A. PNC (then as Agent) the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 (“Credit Agreement”) as amended by Amendment to Credit Agreement, dated as of March 28, 2000, by Second Amendment to Credit Agreement dated as of November 10, 2000, by Third Amendment to Credit Agreement dated as of March 30, 2001, by Fourth Amendment to Credit Agreement dated as of August 20, 2001, by Fifth Amendment to Credit Agreement dated as of March 27, 2002, by Sixth Amendment to Credit Agreement dated as of May 14, 2002, by Seventh Amendment to Credit Agreement dated as of November 13, 2002 and by Eighth Amendment to Credit Agreement dated as of November 13, 2003.

B. The Banks by separate Intercreditor Agreement, dated as of November 13, 2003 (“Intercreditor Agreement”), agreed to modify their positions so that from and after that date Fifth Third was solely responsible for the Revolving Credit Commitment and had no interest in the Term Loans (then and now, only Term Loan A) and PNC and Bank One, NA owned, on an equal basis, the Term Loan and Fifth Third Bank became Agent for all purposes under the Credit Agreement, except for being the mortgagee, pledgee or secured party under existing mortgages, pledges or security agreements, given to secure the Loans made pursuant to the Amended Credit Agreement, for which purpose PNC remains agent for the Banks.

C. Fifth Third (as Agent), the Banks and Borrowers further amended the Credit Agreement by Ninth Amendment to Credit Agreement dated as of June 29, 2004, by Tenth Amendment to Credit Agreement dated as of November 10, 2004 and by Eleventh Amendment to Credit Agreement dated as of December 31, 2004 (the Credit Agreement as amended as set forth in Recital A and this Recital C, the “Amended Credit Agreement”).

D. JPMC has become successor by merger to Bank One, NA.

E. Borrowers have requested that Fifth Third increase the amount of the Letter of Credit Subfacility within the Revolving Credit Commitment as provided for in Section 2.4 of the Credit Agreement to $4,000,000 so that Fifth Third can issue a Letter of Credit for the benefit of one or more of Borrowers on even date herewith in the amount of $3,400,000. (the “Subject Letter of Credit”).

F. Borrowers and Guarantors wish to amend the Amended Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

2. Amendments to Credit Agreement.

(a) Beginning at the date of this Amendment and ending on the date when the Subject Letter of Credit terminates without being drawn upon and all charges with respect thereto are paid in full to Fifth Third or, if drawn upon, when the amounts drawn, and all interest and other charges with respect thereto are paid in full to Fifth Third:

(1) Section 2.4(a)(i) of the Credit Agreement shall be revised as follows:

(i) the aggregate undrawn face amount of the Letters of Credit issued pursuant to Section 2.4 exceed, at any one time, $4,000,000;

(2) So long as the Guaranty of Phillip DeZwirek which is provided for in paragraph 6(a)(ii) below continues in effect and Phillip DeZwirek is not in default thereunder and the Subject Letter of Credit is in effect and there is no default with respect to Borrowers’ obligations thereunder, for purposes of calculating the maximum amount of Revolving Credit Loans available to Borrowers under Section 2.1 of the Credit Agreement, the amount of the Guaranty of Phillip DeZwirek provided for in paragraph 6(a)(ii) below shall be added to the result of the calculation in Section 2.1(a)(y) of the Credit Agreement. Upon termination of the Phillip DeZwirek Guaranty or default thereunder or termination of the April 2, 2005 Letter of Credit or default thereunder, the foregoing sentence shall no longer be effective.

(b) Section 2.4(b) of the Credit Agreement is modified to provide that the Letter of Credit Fee for the Subject Letter of Credit only is three percent (3.0%) per annum of the face amount of the Subject Letter of Credit.

(c) If the Revolving Credit Loans are paid and terminated prior to the Termination Date, but any Letters of Credit remain outstanding at the time, or if Fifth Third issues Letters of Credit which have expiration dates which occur after the Termination Date and the Termination Date is not extended beyond any of the expiration dates of such Letters of Credit, for any reason, at or before the earlier of the termination of the Revolving Credit Loans or the Termination Date, Borrowers shall be required to provide to Fifth Third one or more letters of credit on terms acceptable to Fifth Third and/or deposit with Fifth Third sufficient cash to cover all obligations and expenses of Fifth Third with respect to any such outstanding Letters of Credit.

3. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment and all prior amendments to the Credit Agreement.

4. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

5. Representations and Warranties.

(a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement as previously amended and as amended herein, are true and correct in all material respects as of the date hereof, as if made on the date hereof, provided that, for purposes of this Amendment, only: (x) the representations and warranties made in Section 3.1(a) and (b) and 3.21 of the Amended Credit Agreement shall relate to the most recent financial statements of the type referred to therein which have been given by the Borrowers to the Banks (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); (y) the representations and warranties made in Section 3.1(c) of the Amended Credit Agreement shall be made as of the date of this Amendment and not as of the Closing Date; and (z) the representations and warranties made in Section 3.2 of the Amended Credit Agreement shall refer to Material Adverse Effect since the last audited consolidated financial statements of the Borrowers provided to the Banks by the Borrowers, instead of since September 30, 1999 (but the foregoing shall not be a waiver of any Default or Event of Default based on any representation or warranty made by the Borrowers in the Credit Agreement or any amendment thereof, prior to this Amendment, being untrue at the time made, or for any breach of any covenant contained in the Credit Agreement, as amended prior to the date of this Amendment); and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

(b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

(c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans, and each Borrower further represents that the Agents and Banks have fully performed all of their respective obligations under the Loan Documents through the date of this Amendment.

(d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

6. Conditions Precedent. The effectiveness of the amendments and waivers set forth herein are subject to the fulfillment, to the satisfaction of the Banks and their counsel, of the following conditions precedent:

(a) The Borrowers shall have delivered to the Banks the following, all of which shall be in form and substance satisfactory to the Banks and shall be duly completed and executed:

(i) This Amendment and the consents of the Guarantor and the Subordinated Creditors as attached hereto;

(ii) The Guaranty of Phillip DeZwirek in the form attached hereto; and

(iii) Such additional documents, certificates and information as the Banks may require pursuant to the terms hereof or otherwise reasonably request.

(b) After giving effect to the amendments contained herein, the representations and warranties set forth in the Amended Credit Agreement shall be true and correct on and as of the date hereof.

(c) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

(d) The Borrowers shall have paid the reasonable fees and disbursements of the Banks’ counsel incurred in connection with this Amendment.

7. No Waiver. This Amendment and anything contained herein or provided for herein does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Amended Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent’s or the Banks’ other rights or remedies.

8. Waiver and Release. The Borrowers each on behalf of themselves, their agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of the Amended Credit Agreement and the Loan Documents and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement whether known or unknown through the date of execution and delivery of this Amendment.

9. Effective Date. The parties hereto agree that this Amendment shall for all purposes be deemed to be effective as of the date set forth in the first paragraph of this Amendment (the “effective date”) and for all purposes the Amended Credit Agreement shall be deemed to have been amended as of such date to reflect the amendments to the Credit Agreement set forth in herein, even though this Amendment is executed after such date.

[The Balance of this Page is Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

CECO GROUP, INC.

By:	/s/ Dennis W. Blazer
Name:	Dennis W. Blazer
Title:	CFO

CECO FILTERS, INC.

By:	/s/ Dennis W. Blazer
Name:	Dennis W. Blazer
Title:	Treasurer

AIR PURATOR CORPORATION

By:	/s/ Dennis W. Blazer
Name:	Dennis W. Blazer
Title:	Treasurer

NEW BUSCH CO., INC.

By:	/s/ Dennis W. Blazer
Name:	Dennis W. Blazer
Title:	Treasurer

THE KIRK & BLUM MANUFACTURING COMPANY

By:	/s/ Dennis W. Blazer
Name:	Dennis W. Blazer
Title:	Treasurer

KBD/TECHNIC, INC.

By:	/s/ Dennis W. Blazer
Name:	Dennis W. Blazer
Title:	Treasurer

CECO ABATEMENT SYSTEMS, INC.

By:	/s/ Dennis W. Blazer
Name:	Dennis W. Blazer
Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ William C. Miles
Name:	William C. Miles
Title:	Vice President

FIFTH THIRD BANK, as Agent and as a Bank

By:	/s/ Donald K. Mitchell
Name:	Donald K. Mitchell
Title:	Vice President

JPMORGAN CHASE BANK, N. A., as a Bank

By:	/s/ Jefferey C. Nicholson
Name:	Jefferey C. Nicholson
Title:	First Vice President

GUARANTOR’S CONSENT

By Corporate Guaranty, dated December 7, 1999 (the “Guaranty”), the undersigned (the “Guarantor”) guaranteed to the Agent and the Banks, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers’ execution of the foregoing Twelfth Amendment to Credit Agreement and to all documents referred to therein. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

CECO ENVIRONMENTAL CORP.

By:	/s/ Phillip DeZwirek
Name:	Phillip DeZwirek
Title:	Chairman, CEO

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Twelfth Amendment to Credit Agreement and to all documents referred to therein. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

GREEN DIAMOND OIL CORP.

By:	/s/ Phillip DeZwirek
Name:	Phillip DeZwirek
Title:	President

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Twelfth Amendment to Credit Agreement and to all documents referred to therein. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

ICS TRUSTEE SERVICES, LTD.

By:
Name:
Title

SUBORDINATED CREDITOR’S CONSENT

The undersigned (the “Subordinated Creditor”) is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 1999 (the “Subordination Agreement”). The Subordinated Creditor consents to the Borrowers’ execution of the foregoing Twelfth Amendment to Credit Agreement and to all documents referred to therein. The Subordinated Creditor hereby acknowledges and agrees that the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

HARVEY SANDLER

Guaranty Agreement

THIS GUARANTY AGREEMENT (this “Guaranty”) is made and entered into as of this 26th day of April, 2005, by PHILLIP DEZWIREK (the “Guarantor”), with an address at 3120 Forrer Street, Cincinnati, Ohio, 45209 in consideration of the extension of credit by FIFTH THIRD BANK (the “Bank”), with an address at Fifth Third Center, MD 109052, Cincinnati, Ohio 45263, by the issuance of a letter of credit in the amount of $                              on even date herewith (the “Letter of Credit”) under a certain Credit Agreement dated as of December 7, 1999, as subsequently amended, among BANK and PNC BANK, NATIONAL ASSOCIATION and JPMORGAN CHASE BANK, or their respective predecessors (collectively, the “Banks”) and CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY, KBD/TECHNIC, INC. and CECO ABATEMENT SYSTEMS, INC. (the “Borrower”, even though more than one) for the benefit of one or more of Borrower, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

1. Guaranty of Obligations. The Guarantor hereby unconditionally guarantees, as a primary obligor, the prompt payment and performance of all obligations of Borrower, or any of them, whether direct or indirect, absolute or contingent, joint or several, due or to become due, under the agreements pursuant to which the Letter of Credit is issued, as those obligations may subsequently be amended from time to time after the date hereof, and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with the foregoing, including reasonable attorneys’ fees and expenses (hereinafter referred to collectively as the “Obligations”). If the Borrower defaults under any such Obligations, the Guarantor will pay the amount due to the Bank.

2. Nature of Guaranty; Waivers. This is a guaranty of payment and not of collection and the Bank shall not be required or obligated, as a condition of the Guarantor’s liability, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and the Bank has terminated this Guaranty. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Bank of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Bank to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantor’s obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off recoupment, deduction or defense based upon any claim the Guarantor may have (directly or indirectly) against the Borrower or the Bank, except payment or performance of the Obligations.

Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Bank’s failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived. The Guarantor waives all defenses based on suretyship or impairment of collateral.

The Bank at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor’s liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or the charges or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Borrower in such order, manner and amount as the Bank may determine in its sole discretion; (d) settle, compromise or deal with any other person, including any of the Borrower or the Guarantor, with respect to any Obligations in such manner as the Bank deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

3. Repayments or Recovery from the Bank. If any demand is made at any time upon the Bank for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Bank repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Bank. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Bank’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4. Financial Statements. Unless compliance is waived in writing by the Bank or until all of the Obligations have been paid in full, the Guarantor will promptly submit to the Bank such information relating to the Guarantor’s affairs (including but not limited to annual financial statements and tax returns for the Guarantor) or any security for the Guaranty as the Bank may reasonably request.

5. Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor’s liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

6. Events of Default. The occurrence of any of the following shall be an “Event of Default”: (i) any Event of Default (as defined in any of the Obligations); (ii) any default under any of the Obligations that does not have a defined set of “Events of Default” and the lapse of any notice or cure period provided in such Obligations with respect to such default; (iii) demand by the Bank under any of the Obligations that have a demand feature; (iv) the Guarantor’s failure to perform any of its obligations hereunder; (v) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Guarantor; or (vi) the termination or attempted termination of this Guaranty. Upon the occurrence of any Event of Default, (a)

the Guarantor shall pay to the Bank the amount of the Obligations; or (b) on demand of the Bank, the Guarantor shall immediately deposit with the Bank, in U.S. dollars, all amounts due or to become due under the Obligations, and the Bank may at any time use such funds to repay the Obligations; or (c) the Bank in its discretion may exercise with respect to any collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; or (d) the Bank in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

7. Right of Setoff. In addition to all liens upon and rights of setoff against the Guarantor’s money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Guarantor’s obligations to the Bank under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantor hereby grants Bank a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Guarantor’s right, title and interest in and to, all of the Guarantor’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of the Bank or any parent of the Bank, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

8. (Intentionally Omitted).

9. Costs. To the extent that the Bank incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys’ fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the default rates as provided in the Obligations.

10. Postponement of Subrogation. Until the Obligations are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantor postpones and subordinates in favor of the Bank or its designee (and any assignee or potential assignee) any and all rights which the Guarantor may have to (a) assert any claim whatsoever against the Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder, and (b) any realization on any property of the Borrower, including participation in any marshalling of the Borrower’s assets.

11. (Intentionally Omitted)

12. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the Bank and the Guarantor may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to addresses for the Bank and the Guarantor as set forth above or to such other address as either may give to the other for such purpose in accordance with this section.

13. Preservation of Rights. No delay or omission on the Bank’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank’s action or inaction impair any such right or power. The Bank’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. The Bank may proceed in any order against the Borrower, the Guarantor or any obligor of, or collateral securing, the Obligations.

14. Illegality. If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

15. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Guarantor from, any provision of this Guaranty will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

16. Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantor and the Bank with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to the Bank.

17. Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantor may not assign this Guaranty in whole or in part without the Bank’s prior written consent and the Bank at any time may assign this Guaranty in whole or in part.

18. Interpretation. In this Guaranty, unless the Bank and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. If this Guaranty is executed by more than one party as Guarantor, the obligations of such persons or entities will be joint and several.

19. Indemnity. The Guarantor agrees to indemnify each of the Bank, each legal entity, if any, who controls the Bank and each of their respective directors, officers and employees (the “Indemnified Parties”), and to hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the

Guarantor), in connection with or arising out of or relating to the matters referred to in this Guaranty, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Guarantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty and assignment of any rights hereunder. The Guarantor may participate at its expense in the defense of any such claim.

20. Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated above is located. THIS GUARANTY WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE GUARANTOR DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK’S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank’s office indicated above is located; provided that nothing contained in this Guaranty will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

21. Equal Credit Opportunity Act. If the Guarantor is not an “applicant for credit” under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 (“ECOA”), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

22. Authorization to Obtain Credit Reports. By signing below, each Guarantor who is an individual provides written authorization to the Bank or its designee (and any assignee or potential assignee) to obtain the Guarantor’s personal credit profile from one or more national credit bureaus. Such authorization shall extend to obtaining a credit profile in considering this Guaranty and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

23. WAIVER OF JURY TRIAL. THE GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

/s/ Phillip DeZwirek
Phillip DeZwirek

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